UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Zedge, Inc.

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ZEDGE, INC.

22 Cortlandt Street, 14th Floor
New York, NY 10007
(330) 577-3424

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:00 a.m., local time, on Wednesday, January 17, 2018

PLACE:	Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007

ITEMS OF BUSINESS:	1. To elect five directors, each for a term of one year.

2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan (the “2016 Plan”) that will, among other things, (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 350,000, and (b) modify the terms of the annual automatic grants to independent, non-employee directors to provide that the Compensation Committee may elect to pay any or all of the $50,000 in cash or fully vested shares of the Company’s restricted Class B common stock.

3. To conduct an advisory vote on executive compensation.

4. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2018.

5. To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business on November 22, 2017.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:	If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 22, 2017 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at ir@zedge.net or by calling Zedge Investor Relations at (330) 577-3424.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ZEDGE, INC. STOCKHOLDERS MEETING TO BE HELD ON JANUARY 17, 2018:
The Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report are available at:

http://investor.zedge.net/

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

New York, New York
November 28, 2017

ZEDGE, INC.

22 Cortlandt Street, 14th Floor

New York, NY 10007

(330) 577-3424

____________________

PROXY STATEMENT

____________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of Zedge, Inc., a Delaware corporation (the “Company” or “Zedge”), as of the close of business on November 22, 2017, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, January 17, 2018 at 11:00 a.m., local time, at the Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on approximately December 8, 2017.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on November 22, 2017 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 9,966,513 shares outstanding and entitled to vote at the Annual Meeting, consisting of 524,775 shares of Class A Common Stock and 9,441,738 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of Class A Common Stock and Class B Common Stock as of the close of business on the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the

Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of outstanding Class A Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on the relevant Proposal will be required for the approval of the election of any director (Proposal No. 1), the amendment to the Company’s 2016 Stock Option and Incentive Plan, as amended and restated (the “2016 Plan”) (Proposal No. 2), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 4). This means that the number of votes cast “for” a director nominee or Proposal Nos. 2, 3 and 4 must exceed the number of votes cast “against” that nominee or Proposals Nos. 2, 3 and 4. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE American. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE American rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 4), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2016 Plan (Proposal No. 2), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007, or by phone at (330) 577-3424, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2017 refers to the fiscal year ended July 31, 2017).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE American. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE American’s corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with applicable sections of the NYSE American Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Corporate Governance section of our website at http://investor.zedge.net/corporate-governance/governance-documents and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined by the NYSE American Company Guide, because, since October 25, 2016, more than 50% of the voting power of the outstanding capital stock of the Company is controlled by one individual, Michael Jonas, who serves as our Executive Chairman and Chairman of our Board of Directors. Upon our spin-off (the “Spin-Off”) from IDT Corporation (“IDT”) which was effected on June 1, 2016 until October 25, 2016, the Company was a “controlled company” because Howard S. Jonas, who currently serves as Vice-Chairman of our Board of Directors and is the father of Michael Jonas, controlled more than 50% of the voting power of the outstanding capital stock of the Company. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with the NYSE American Company Guide and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the NYSE American Company Guide requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Corporate Governance section of our website at http://investor.zedge.net/corporate-governance/governance-documents. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE American Company Guide definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.       During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.       During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than

$120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.       (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.       Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.       The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Todd Feldman, Mark Ghermezian, Elliot Gibber and Stephen Greenberg is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard S. Jonas nor Michael Jonas is a non-employee director. With the exception of $135,350 that the Company paid in Fiscal 2017 to Appboy, Inc., of which Mark Ghermezian serves as the Executive Chairman, co-founder, and one of six members of the board of directors, for use of its customer relationship management and lifecycle marketing platform, none of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence. The Corporate Governance Committee considered that Appboy is a venture-backed company in which Mr. Ghermezian beneficially owns only a partial interest, and that Mr. Ghermezian does not receive any compensation for payments made by Zedge to Appboy. Based on the foregoing, the Corporate Governance Committee and the Board of Directors determined that the Zedge/Appboy relationship does not preclude a finding of independence for Mr. Ghermezian. The Corporate Governance Committee considered that a company owned by Elliot Gibber, a director nominee, leases office space from IDT Corporation, a company controlled by Howard S. Jonas, the Company’s Vice-Chairman of the Board. Howard S. Jonas does not receive any compensation for payments made by Mr. Gibber’s company to IDT Corporation. Based on the foregoing, the Corporate Governance Committee and the Board of Directors determined that the Elliot Gibber/Howard Jonas relationship does not preclude a finding of independence for Mr. Gibber.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board, whose contact information is provided below under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested parties may communicate with (i) the non-management directors by contacting the Lead Independent Director, and (ii) the Audit, Compensation or Corporate Governance Committees of the Board of Directors by contacting the Chairs of such committees. All communications should be in writing, should indicate in the address whether it is intended for the Lead Independent Director, or a Committee Chair, and should be directed care of Zedge, Inc.’s Corporate Secretary, Stockholder Communications, Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, NY 10007.

The Corporate Secretary will relay correspondence (i) intended for the non-management directors to the Lead Independent Director, and (ii) intended for the Audit, Compensation, and Corporate Governance Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that is described by one of the following categories:

•         Obscene materials

•         Unsolicited marketing or advertising material or mass mailings

•         Unsolicited newsletters, newspapers, magazines, books and publications

•         Surveys and questionnaires

•         Resumes and other forms of job inquiries

•         Requests for business contacts or referrals

•         Material that is threatening or illegal

•         Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•         Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•         Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

On May 23, 2016, each of Michael Jonas, Howard S. Jonas, Stephen Greenberg and Mark Ghermezian were elected as directors and continue to serve as directors. Todd Feldman, who was elected on March 15, 2017, also serves as a director. Marie T. Carney served as a director during Fiscal 2017 until her resignation as a director on March 15, 2017. The Company’s Amended and Restated By-Laws enable the Chairman of the Board to appoint an ex-officio (non-voting) director to serve on the Board. Howard S. Jonas, then Chairman of the Board, appointed Tom Arnoy to serve in this capacity on June 2, 2016, and Michael Jonas affirmed this appointment on November 14, 2016 when he became the Chairman of the Board.

The Board nominated each of Michael Jonas, Howard S. Jonas, Todd Feldman and Mark Ghermezian for re-election, but has determined not to nominate Stephen Greenberg for re-election. The Board has determined to also nominate Elliot Gibber for election as a director.

The Board of Directors held five meetings in Fiscal 2017. In Fiscal 2017, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meeting of stockholders, and the Company has scheduled a meeting of the Board of Directors on the same date and at the same place as the 2018 Annual Meeting of Stockholders to encourage director attendance.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Michael Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that, given Michael Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, he is well suited to be the Chairman of the Board at the present time. Michael Jonas has been Chairman of the Board since November 14, 2016 and Executive Chairman since October 18, 2017. Howard S. Jonas, the father of Michael Jonas and current Vice-Chairman of the Board, served as Chairman of the Board from June 2, 2016 until November 14, 2016.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees (each of which is comprised solely of independent directors), discussed below, provide an appropriate and effective balance to the role of the Chairman of the Board. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE American Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Mr. Ghermezian, an independent director, has served as the “Lead Independent Director” since June 2, 2016.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

The Audit Committee

The Audit Committee currently consists of Messrs. Greenberg (Chairman), Feldman and Ghermezian. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/corporate-governance/governance-documents, and is also available in print to any stockholder upon request to the Corporate Secretary. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices. The Audit Committee held five meetings during Fiscal 2017.

The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable NYSE American listing standards and the Sarbanes-Oxley Act of 2002, and (ii) Mr. Greenberg qualifies as an “audit committee financial expert,” as determined by the Board of Directors in accordance with SEC rules.

The Compensation Committee

The Compensation Committee currently consists of Messrs. Ghermezian (Chairman), Feldman and Greenberg. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/corporate-governance/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2016 Plan and its predecessor, the Company’s 2008 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the nature and amount of the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee held five meetings during Fiscal 2017. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the applicable NYSE American listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have (1) served as an officer or employee of the Company or (2) any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions” with the exception of $135,350 that the Company paid in Fiscal 2017 to Appboy, Inc., of which Mark Ghermezian serves as the Executive Chairman, co-founder, and one of six members of the board of directors, for use of its customer relationship management and lifecycle marketing platform. No executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

The Corporate Governance Committee

The Corporate Governance Committee currently consists of Messrs. Feldman (Chairman), Ghermezian and Greenberg. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/corporate-governance/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee reviews (i) the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) any potential conflicts of interest of independent directors, (iii) related person transactions, and (iv) and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee held four meetings in Fiscal 2017. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the applicable NYSE American listing standards.

The Nominating Committee

The Nominating Committee currently consists of Mr. Michael Jonas and Mr. Greenberg. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/corporate-governance/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found above under the heading “Director Selection Process.” The Board of Directors has determined that Mr. Greenberg is independent within the applicable NYSE American listing standards. Howard S. Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to the NYSE American Company Guide. The Nominating Committee held one meeting in Fiscal 2017.

FISCAL 2017 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2017 was comprised of equity compensation, consisting of awards of shares of fully vested restricted Class B Common Stock, and cash compensation.

Pursuant to the 2016 Plan, each non-employee director of the Company who is determined to be independent, will receive, on each January 5th (or the following business day if January 5th is not a business day), total compensation of $50,000 if such person served as a non-employee director during the entire prior calendar year. A non-employee director who became a non-employee director during the prior calendar year and who is determined to be independent will instead receive a pro-rata amount (based on the number of quarter(s) of service since the date the non-employee director was appointed as a non-employee director) of the total compensation amount on their first January 5th as a non-employee director. If the market value of our capital stock is $40 million or higher based on a thirty-day average ending on the relevant measurement period, all compensation will be in the form of shares of fully vested restricted Class B Common Stock. If our market capitalization is less than $40 million using the same formulation, a pro-rata portion of the compensation will be paid in cash. The cash portion shall be pro-rated based on the difference between $40 million and our market capitalization. For example, if our market capitalization is $30 million, each independent, non-employee director who served as such during the entire prior year would receive $12,500 in cash and the remaining in shares of fully vested restricted Class B Common Stock. The measurement period for determining the Company’s market capitalization is the average of the closing prices during December of the year preceding the applicable January 5th.

Payments of independent, non-employee directors’ fees are made in January following attendance of at least 75% of the regularly scheduled Board of Directors meetings during the preceding calendar year, and, when applicable for independent, non-employee directors who joined the Board of Directors in such prior calendar year, are pro-rated based on the calendar quarter since such director joined the Board of Directors if such director attended at least 75% of the applicable board meetings for such partial calendar year. For any non-employee director who departed from the Board of Directors during the prior calendar year, directors’ fees are made in January and are pro-rated based on the number of full calendar quarters that such director was a member of the Board of Directors, if such director attended 75% of the applicable board meetings for such partial calendar year.

The Company’s Chairman of the Board of Directors may, in his or her discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. Directors are not entitled to additional compensation for serving on committees of the Board of Directors and are not entitled to per-meeting fees.

During Fiscal 2017, pursuant to the 2016 Plan, each of the non-employee directors who was a director on January 5, 2017 (Ms. Carney and Messrs. Ghermezian and Greenberg) received a cash payment of $6,813 and a grant of 5,783 shares of fully vested restricted Class B Common Stock for service provided in calendar 2016. Such compensation was pro-rated based on the number of quarters that each such non-employee director was a non-employee director during calendar 2016.

Director Board Retainers

Other than as provided pursuant to the 2016 Plan as described above, a retainer is not paid for serving as an independent, non-employee director.

Committee Fees

Independent, non-employee directors do not receive fees for committee service, serving as chairs of committees or serving as the audit committee financial expert (currently Mr. Greenberg).

Lead Independent Director

The Lead Independent Director (currently Mr. Ghermezian) does not receive an additional fee for serving in such position.

2017 Director Compensation Table

The following table lists Fiscal 2017 compensation for any person who served as an independent, non-employee director during Fiscal 2017. This table does not include compensation to Howard S. Jonas, Michael Jonas or Tom Arnoy, as they are not independent, non-employee directors and do not receive any compensation for their service as directors.

Name	Dates of Board Service During Fiscal 2017	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Marie T. Carney	08/01/2016 – 03/15/2017	6,813	(1)	18,187	(2)	0	25,000
Todd Feldman	03/15/2017 – 07/31/2017	0		0		0	0	(3)
Stephen Greenberg	08/01/2016 – 07/31/2017	6,813	(1)	18,187	(4)	0	25,000	(3)
Mark Ghermezian	08/01/2016 – 07/31/2017	6,813	(1)	18,187	(5)	0	25,000	(3)

____________

(1)      Represents the cash portion of compensation payable to independent, non-employee directors pursuant to the 2016 Plan, pro-rated for two quarters of service during calendar 2016.

(2)      Represents the grant date fair value of an award of 5,783 shares of fully vested restricted Class B Common Stock on January 5, 2017 computed in accordance with FASB ASC Topic 718.

(3)      Does not include fees earned of $25,000 for service as an independent, non-employee director for the first and second quarters of calendar 2017 that will be paid in cash, shares of restricted Class B Common Stock or a combination thereof on January 5, 2018. See description of Fiscal 2017 Compensation of Non-Employee Directors, above, and Proposal No. 2, below.

(4)      Represents the grant date fair value of an award of 5,783 shares of fully vested restricted Class B Common Stock on January 5, 2017 computed in accordance with FASB ASC Topic 718, none of which were held by Mr. Greenberg as of July 31, 2017.

(5)      Represents the grant date fair value of an award of 5,783 shares of fully vested restricted Class B Common Stock on January 5, 2017 computed in accordance with FASB ASC Topic 718, all of which were held by Mr. Ghermezian as of July 31, 2017.

See Proposal No. 2, below, for proposed changes to the compensation for independent, non-employee directors.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee at its next regularly scheduled meeting or by the Chairman of the Board prior to such meeting. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company paid Appboy, Inc. $135,350 during Fiscal 2017 for software and services.  Mark Ghermezian is the Executive Chairman, co-founder and one of six members of the board of directors of Appboy, Inc. Appboy provides a customer relationship management and lifecycle marketing platform for Zedge. Mark Ghermezian has been a member of our Board of Directors since May 23, 2016.

The Company and IDT Corporation entered a Transition Services Agreement (the “TSA”), effective June 1, 2016. IDT is controlled by Howard S. Jonas, and, until October 25, 2016, the Company was controlled by Howard S. Jonas. Since October 25, 2016, the Company has been controlled by Michael Jonas, the son of Howard S. Jonas. Howard S. Jonas has been a member of our Board of Directors since May 23, 2016, was Chairman of the Board from June 2, 2016 until November 14, 2016 and has been Vice-Chairman of the Board since November 14, 2016. Michael Jonas has been a member of our Board of Directors since May 23, 2016, was Vice-Chairman of the Board from June 2, 2016 until November 14, 2016, has been Chairman of the Board since November 14, 2016 and Executive Chairman since October 18, 2017. Pursuant to the TSA, IDT provides certain services to the Company, including, but are not limited to, services relating to human resources, administrative, finance, accounting, tax, investor relations, regulatory, consulting and legal. The Company paid IDT a total of $1,200,445 for services provided by IDT pursuant to the TSA during Fiscal 2017. As of July 31, 2017, the Company owed IDT $35,627 for services provided by IDT pursuant to the TSA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers (who are listed under Executive Compensation below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 22, 2017 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 524,775 shares of Class A Common Stock and 9,441,738 shares of Class B Common Stock. The ownership numbers reported for Michael Jonas assume the conversion of all 524,775 currently outstanding shares of Class A Common Stock (all of which are owned by Mr. Michael Jonas) into an equal number of shares of Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power[d]
Michael Jonas
22 Cortlandt Street, 14th Floor New York, NY 10007	1,803,205	(1)	18.1%	67.6%
Tom Arnoy	524,016	(2)	5.4%	*
Jonathan Reich	210,690	(3)	2.2%	*
Howard S. Jonas	441,528	(4)	4.7%	1.8%
Todd Feldman	0		—	—
Mark Ghermezian	5,783		*	*
Elliot Gibber	57,500		*	*
Stephen Greenberg	0		—	—
All directors, Named Executive Officers and other executive officers as a group – 7 persons)	2,985,222	(5)	28.5%	70.3%

____________

*         Less than 1%.

d         Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of: (a) 524,775 shares of Class A Common Stock held by Michael Jonas directly; and (b) 1,278,430 shares of Class B Common Stock, consisting of: (i) 1,278,120 shares held by Michael Jonas directly; (ii) 310 shares held by Michael Jonas’ wife.

(2)      Consists of: (a) 234,672 shares of Class B Common Stock held by Mr. Arnoy directly; and (b) 289,344 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(3)      Consists of: (a) 5,766 shares of Class B Common Stock held by Mr. Reich directly; (b) 203,249 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days, and (c) 1,675 shares of Class B Common Stock held by Mr. Reich in his account in the Company’s 401(k) plan as of September 30, 2017

(4)      Consists of an aggregate of: (a) 373,058 shares of Class B Common Stock held by Howard S. Jonas directly; (b) an aggregate of 2,590 shares of Class B Common Stock held in custodial accounts for the benefit of certain children of Howard S. Jonas (of which Howard S. Jonas is the custodian); and (c) 65,880 shares of Class B Common Stock owned by the Jonas Foundation. The foregoing does not include 58,781 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares. The foregoing also does not include 53,333 shares of Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity).

(5)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Michael Jonas’ shares of Class A Common Stock, which are convertible into shares of Class B Common Stock on a one-for-one basis).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to both of our executive officers (the “Named Executive Officers”) by the Company during Fiscal 2017 and by IDT Corporation or the Company during Fiscal 2016. Prior to the Spin-Off on June 1, 2016, both of the Named Executive Officers were employees of IDT and all compensation for periods prior to the Spin-Off disclosed in the table below was paid by IDT for services provided by the Named Executive Officers to our business segments and, in the case of Mr. Reich, certain other business units of IDT.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Tom Arnoy	2017	304,504	—	—	318,240	(3)	7,680	(4)	630,424
Chief Executive Officer(2)	2016	270,333	325,000	—	—	(5)	876	(6)	596,209

Jonathan Reich	2017	348,558	—	—	190,943	(8)	3,758	(9)	543,258
Chief Financial Officer and Chief Operating Officer(7)	2016	342,500	50,000	—	—		2,000	(10)	394,500

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      Tom Arnoy has served as Chief Executive Officer since July 2011.

(3)      Represents the grant-date value of an option to purchase up to 108,164 shares of Class B Common Stock granted on September 29, 2016 with an exercise price of $3.87 per share with a vesting schedule as follows: 36,055 shares on each of September 29, 2017 and September 29, 2018, and 36,054 shares on September 29, 2019.

(4)      Consists of an allowance for certain meals and contributions by the Company to Mr. Arnoy’s retirement plan.

(5)      Does not include the value of the extension, on June 2, 2016, of the expiration dates of certain options to purchase shares of Class B Common Stock held by Mr. Arnoy, which resulted in the deemed cancellation of the old option and the grant of a replacement option, as follows: (a) a fully vested option to purchase 7,605 shares of Class B Common Stock originally granted on September 23, 2008 with an exercise price of $0.16 per share had its expiration date extended from September 22, 2018 to May 31, 2026; (b) a fully vested option to purchase 162,755 shares of Class B Common Stock originally granted on May 12, 2010 with an exercise price of $0.13 per share had its expiration date extended from May 11, 2020 to May 31, 2026; and (c) a fully vested option to purchase 82,929 shares of Class B Common Stock originally granted on November 1, 2011 with an exercise price of $1.73 per share had its expiration date extended from October 31, 2021 to May 31, 2026.

(6)      Consists of an allowance for certain meals.

(7)      Jonathan Reich has served as Chief Financial Officer and Chief Operating Officer since March 2016 and July 2011, respectively.

(8)      Represents of the grant-date value of a grant of an option to purchase up to 64,898 shares of Class B Common Stock granted on September 29, 2016 with an exercise price of $3.87 per share with a vesting schedule as follows: 21,633 shares on each of September 29, 2017 and September 29, 2018, and 21,632 shares on September 29, 2019.

(9)      Consists of contributions by the Company to Mr. Reich’s 401(k) plan.

(10)   Represents the value of IDT Class B Common Stock given as a matching contribution to Mr. Reich’s account in the IDT 401(k) plan when Mr. Reich was an employee of IDT during Fiscal 2016. Does not include proceeds from the sale of equity interests in Fabrix System Ltd. in connection with the sale of that company by IDT and the other holders, which equity interests were previously issued to Mr. Reich as compensation.

Grants of Plan-Based Awards

The following table sets forth information concerning the number of shares of Class B Common Stock underlying stock options granted to the Named Executive Officers in Fiscal 2017 as plan-based awards. All of the following were issued pursuant to the 2016 Plan. There are no estimated future payouts in connection with such awards. There were no shares of restricted stock awarded to Named Executive Officers in Fiscal 2017.

Name	Compensation Committee Approval	Grant Date	All Other Awards: Number of Securities in Restricted Stock Grant (#)	All Other Awards: Number of Securities underlying Options (#)		Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(1)
Tom Arnoy	09/29/2016	09/29/2016		108,164	(2)	3.87	318,240
Jonathan Reich	09/29/2016	09/29/2016		64,898	(3)	3.87	190,943

____________

(1)      Represents the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.

(2)      Such options originally had a vesting schedule as follows: 36,055 shares on each of September 29, 2017 and September 29, 2018, and 36,054 shares on September 29, 2019. In Fiscal 2018, options with respect to 48,164 of such shares were cancelled. Options with respect to 36,055 shares vested on September 29, 2017 and the remainder (23,945 shares) will vest on September 29, 2018. In Fiscal 2018, options with substantially similar terms as the cancelled options covering 48,164 shares were granted.

(3)      Such options originally had a vesting schedule as follows: 21,633 shares on each of September 29, 2017 and September 29, 2018, and 21,632 shares on September 29, 2019. In Fiscal 2018, options with respect to 4,898 of such shares were cancelled. Options with respect to 21,633 shares vested on September 29, 2017 and the remainder (38,367 shares) will vest on September 29, 2018 (21,633 shares) and September 29, 2019 (16,734 shares). In Fiscal 2018, options with substantially similar terms as the cancelled options covering 4,898 shares were granted.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Tom Arnoy	7,605	—	0.16	05/31/2026
	162,755	—	0.13	05/31/2026
	82,929	—	1.73	05/31/2026
	—	108,164	3.87	09/28/2026
Jonathan Reich	181,616	—	1.73	10/31/2021
	—	64,898	3.87	09/28/2026

Option Exercises and Stock Vested

There were no restricted shares of Class B Common Stock that vested for Named Executive Officers in Fiscal 2017. There were no stock options exercised by Named Executive Officers in Fiscal 2017.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

There are no payments due to either of the Named Executive Officers upon their termination of employment with the Company or the change of control of the Company, assuming such event occurred at the end of Fiscal 2017.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five. There are currently five directors on the Board of Directors: Michael Jonas, Howard S. Jonas, Todd Feldman, Mark Ghermezian and Stephen Greenberg. The current terms of all of the serving directors expire at the Annual Meeting. All of the current directors except Stephen Greenberg are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Michael Jonas, Howard S. Jonas, Todd Feldman, Mark Ghermezian and Elliot Gibber, each of whom has consented to be named in this Proxy Statement and to serve if elected. Each of the nominees except Elliot Gibber is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below. The Company’s Amended and Restated By-Laws enable the Chairman of the Board to appoint an ex-officio (non-voting) director to serve on the Board. Howard S. Jonas, then Chairman of the Board, appointed Tom Arnoy to serve in this capacity on June 2, 2016, and Michael Jonas affirmed this appointment on November 14, 2016 when he became the Chairman of the Board. The stockholders are not being asked to vote on Mr. Arnoy’s appointment as an ex-officio (non-voting) director.

Each of these director nominees is standing for election for a term of one year until the 2019 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Todd E. Feldman has served as a director since March 15, 2017. Mr. Feldman has been a Managing Director of Mooreland Partners LLC, a leading independent investment bank providing M&A and private capital advisory services to the global technology industry, since 2011. He is a senior member of Mooreland’s Communications, Technology, and Digital Media teams and advises companies in these market segments on strategic initiatives and transactions. Additionally, Mr. Feldman regularly presents about the current and future trends in technology, including investment and M&A activity throughout the market. Mr. Feldman holds a BSE degree in Finance from the Wharton School of the University of Pennsylvania.

Key Attributes, Experience and Skills:

Mr. Feldman brings extensive investment banking expertise in markets that are relevant to Zedge, which will benefit Zedge as it continues as a publicly traded company and considers and evaluates strategic initiatives, acquisitions and joint ventures.

Mark Ghermezian has served as a director since May 23, 2016. Mr. Ghermezian is the Co-Founder of Appboy, Inc., an intelligent CRM for mobile marketers, founded in 2011. He has served as Executive Chairman since 2016 and served as the Chief Executive Officer from 2011 to 2016. Mr. Ghermezian has also been the Managing Partner of T5 Capital Partners, an investment firm focused on early stage technologies across verticals, since January 2011. Additionally, Mr. Ghermezian regularly speaks, writes, and presents about the future of mobile, investment strategy, and the startup landscape.

Key Attributes, Experience and Skills:

Mr. Ghermezian, a serial entrepreneur, is a well-recognized leader in the world of marketing automation and he brings to the Board extensive knowledge of the mobile apps eco-system. Besides his industry-specific experience, his work on the investment side, both as a fund manager and writer and speaker, will benefit Zedge.

Elliot Gibber has been nominated to begin serving as a director at the Annual Meeting. Mr. Gibber is the President and Chief Executive Officer of Deb El Food Products, a significant company in the egg products business in the United States and worldwide, with its corporate headquarters in Elizabeth, New Jersey and other facilities throughout the country. Mr. Gibber is also an active investor in real estate, high tech and medical technologies companies, and helps entrepreneurs with growing and accelerating their businesses from seed to late-stage ventures.

Key Attributes, Experience and Skills:

Mr. Gibber’s has led his company to significant growth, and has assisted many other companies grow and accelerate their growth. This experience will enable Mr. Gibber to assist Zedge continue its growth.

Michael Jonas has served as our Executive Chairman since October 2017, the Chairman of our Board of Directors since November 2016 and a member of our Board of Directors since May 2016. He has also served as Executive Vice President of Genie Energy since May 2014, and Director of Global Exploration and Business Development since August 2014, Chief Executive Officer of Genie Oil Development since May 2015. From November 2005 through December 2011, Michael Jonas served IDT Corporation in various positions such as analyst, vice president and manager of international business. Michael Jonas is a founding member of Mongolian Oil Shale Association. Michael Jonas is the son of Howard S. Jonas, Vice-Chairman of our Board of Directors. Michael Jonas is also our controlling stockholder.

Key Attributes, Experience and Skills:

Michael Jonas has served as an executive officer of growing businesses and has managed development efforts for larger organizations. His experience in overseeing operations in growth mode will bring hands-on experience to the Board and guidance to management in executing our growth plan.

Howard S. Jonas has been the Vice-Chairman of our Board of Directors since November 14, 2016. He was our Chairman of the Board from June 2, 2016 until November 14, 2016 and has been a member of our Board of Directors since May 23, 2016. Mr. Jonas founded IDT Corporation in August 1990, and has served as its Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013 and from December 1991 until July 2001. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979.  From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd, a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the Board of Directors of Genie Energy since the spin-off.  Mr. Jonas also serves as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009.  Mr. Jonas has been a director of Rafael Pharmaceutical, Inc. (f/k/a Cornerstone Pharmaceuticals) since April 2013 and was appointed Chairman of the Board in April 2016.  Mr. Jonas received a B.A. in Economics from Harvard University. Howard S. Jonas is the father of Michael Jonas, our Executive Chairman and Chairman of the Board.

Key Attributes, Experience and Skills:

As Chairman of the Boards of IDT, Genie and IDW Media Holdings, Howard S. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company. He has extensive knowledge of the industry in which the Company operates. In addition, having Mr. Jonas on the Board and as Vice-Chairman provides our Company with effective leadership.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Executive Officers, Directors, Director Nominees and Named Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Tom Arnoy	42	Chief Executive Officer, Named Executive Officer and Ex-Officio (Non-Voting) Director
Jonathan Reich	51	Chief Financial Officer, Chief Operating Officer and Named Executive Officer
Michael Jonas	34	Executive Chairman, Chairman of the Board, Director and Director Nominee
Howard S. Jonas	61	Vice-Chairman of the Board, Director and Director Nominee
Todd Feldman	41	Director and Director Nominee
Mark Ghermezian	35	Director and Director Nominee
Elliot Gibber	66	Director Nominee
Stephen Greenberg	73	Director

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers:

Tom Arnoy is one of our founders, has served as our Chief Executive Officer since 2011, and has served as an ex-officio (non-voting) member of our Board of Directors since June 2, 2016. From 2008 to 2011, Mr. Arnoy served as our President. Prior to joining Zedge, Mr. Arnoy was involved in several different mobile internet businesses including Webway AS, a Norwegian based venture; IMC Labs, which Mr. Arnoy founded in 2000 and which ultimately became a part of Mobile Forza AS, a Norwegian mobile incubator and consulting company. At Mobile Forza AS, Mr. Arnoy managed the product and technology teams in Trondheim, Norway. In addition to these roles, Mr. Arnoy was a project leader for MobileZone AS, a joint venture between Siemens Mobile and Mobile Forza AS. Mr. Arnoy has served as a director of Patchbox, AS, a private investment company, since 2015.

Jonathan Reich has served as our Chief Financial Officer since March 2016 and our Chief Operating Officer since 2011. From 2007 to 2014, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at Net2Phone, Inc., culminating with him serving as Chief Executive Officer of Net2Phone Global Services. Mr. Reich has been a director at the non-profit organization, Hand-in-Hand, since 2005. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993 respectively.

Relationships among Directors or Executive Officers

Howard S. Jonas and Michael Jonas are father and son. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2016 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”) that will, among other things, (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 350,000, and (b) modify the independent, non-employee directors’ annual automatic grant of $50,000 to provide that the Compensation Committee may elect to pay any or all of such $50,000 in cash instead of shares of fully vested restricted Class B Common Stock. The Board of Directors adopted the proposed amendment to the 2016 Plan on November 9, 2017, subject to stockholder approval at the Annual Meeting. Currently, the 2016 Plan provides that the each independent, non-employee director with be awarded on each January 5th an award of $50,000 of shares of fully vested restricted Class B Common Stock if such person served as an independent, non-employee director for all of the prior calendar year; provided, however, if the Company’s market capitalization is less than $40 million, as calculated in the 2016 Plan, a pro rata portion of the $50,000 would be paid in cash and the remainder would be paid with shares of fully vested restricted Class B Common Stock.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 350,000 is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success. The Board of Directors believes that the proposed amendments to modify the non-employee directors’ annual automatic grant are necessary to attract and retain the services of non-employee directors of the Company essential to the Company’s long-term success.

The proposed amendment has been approved by the Compensation Committee and the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2016 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation (ii) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (iii) the rules and regulations applicable to NYSE American-listed companies.

The following description of the 2016 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2016 Plan, as proposed to be amended. A copy of the 2016 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2016 PLAN

Pursuant to the 2016 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. There are approximately 60 employees and directors eligible for grants under the 2016 Plan. Options granted under the 2016 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2016 Plan.

The maximum number of shares reserved for the grant of awards under the 2016 Plan is 1,041,000 shares of Class B Common Stock (including the 350,000 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2016 Plan. Subject to the provisions of the 2016 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2016 Plan and may at any time adopt such rules and regulations for the 2016 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2016 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2016 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2016 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2016 Plan).

On each January 5th (or the next business day if January 5th is not a business day) each of the Company’s non-employee directors (as defined in the 2016 Plan) who is determined to be independent shall automatically be awarded shares of restricted Class B Common Stock worth $50,000 based on the average closing prices of the Class B Common Stock on the NYSE American for the December preceding the date of grant; provided, however, that the Compensation Committee may elect to pay any or all of such $50,000 in cash instead of shares of restricted Class B Common Stock. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on the number of quarters of service for such calendar year since their election to the Board) of such annual grant on their first January 5th as an independent, non-employee director. Such awards of shares of restricted Class B Common Stock shall vest in full immediately upon grant.

The 2016 Plan provides for the granting of restricted stock awards, which are awards of shares of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2016 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2016 Plan after May 23, 2026, ten years from the Board’s adoption of the 2016 Plan.

ISOs are not assignable or transferable except by the laws of descent and distribution. NQSOs may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2016 Plan to executive officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2016 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2016 Plan:

Incentive Stock Options. ISOs granted under the 2016 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering shares of Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options. Non-qualified stock options granted under the 2016 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2016 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received.

With respect to restricted stock awards under the 2016 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2016 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2016 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided, that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that stock options granted under the 2016 Plan should qualify for the performance-based compensation exception to Section 162(m).

For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may condition the lapse of restrictions based upon the achievement of performance goals, which shall be set by the Committee on or before the applicable grant of Restricted Stock. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the grant of Restricted Stock under Section 162(m) of the Code (e.g., in determining such performance goals).On November 22, 2017, the last reported sale price of Class B Common Stock on the NYSE American was $2.73 per share.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2016 Plan, pursuant to which options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2016 Plan that will (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 350,000, and (b) modify the non-employee directors’ annual automatic grant of $50,000 to provide that the Compensation Committee may elect to pay any or all of such $50,000 in cash instead of fully vested shares of restricted Class B Common Stock. The Company anticipates awarding options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock to employees, officers, directors and consultants under the 2016 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2017.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	1,438,157	$1.59	256,999
Equity compensation plans not approved by security holders	—	—	—
Total	1,438,157	$1.59	256,999

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AMENDMENTS TO THE 2016 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program.

Our Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, annual cash incentive bonuses, and long-term, equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. The Compensation Committee believes that our current compensation plans are competitive and reasonable.

Prior to the Company’s Spin-Off from IDT Corporation on June 1, 2016, all of the Named Executive Officers were employees of IDT and all compensation for Fiscal 2016 prior to the Spin-Off that is included in the summary compensation table that was paid by IDT was for services provided by the Named Executive Officers to our business segments and other units of IDT.

The pre-Spin-Off compensation of Messrs. Arnoy and Reich was set by the management of IDT. Following the Spin-Off, compensation of Messrs. Arnoy and Reich was set by our Compensation Committee.

Stockholders are urged to read the information in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that our executive compensation program aligns our executives’ compensation with the Company’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Zedge, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL,
ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of BDO USA, LLP (“BDO”) for the Fiscal Year ending July 31, 2018.

BDO was the Company’s independent registered public accounting firm for Fiscal 2017. The Audit Committee has approved the engagement of BDO to serve as the Company’s independent registered public accounting firm for Fiscal 2018. Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of BDO. Even if BDO’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for BDO will be present in person or telephonically at the Annual Meeting, will be available to respond to appropriate questions via telephone and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2018.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by BDO for the fiscal years ended July 31, 2017 and July 31, 2016:

Fiscal Year Ended July 31	2017	2016
Audit Fees(1)	$133,414	$169,814
Audit Related Fees	—	—
Tax Fees	$—	$3,617
All Other Fees	—	—
Total	$133,414	$173,431

____________

(1)      Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Qs. Audit fees for fiscal 2016 also included fees for audit work performed in connection with the Company’s Registration Statement on Form 10 as well as for reviews of certain quarterly periods included in the various filings in connection with the Form 10.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee for the interim period following the Spin-Off.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, http://investor.zedge.net/corporate-governance/governance-documents. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE American listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Stephen Greenberg qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2017, BDO USA, LLP, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with BDO USA, LLP and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by BDO USA, LLP. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2017, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2017. BDO USA, LLP has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP and management that firm’s independence. The Committee has also reviewed and discussed with BDO USA, LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2017, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Greenberg, Chairman
Todd Feldman
Mark Ghermezian

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2019 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2019 Annual Meeting of Stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 22 Cortlandt Street, 14th Floor, New York, New York 10007, which proposals must be received at such address no later than August 5, 2018. In addition, any stockholder proposal submitted with respect to the Company’s 2019 Annual Meeting of Stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 22, 2018.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K may be obtained by contacting Zedge Investor Relations, by phone at (330) 577-3424, or by mail addressed to Zedge Investor Relations at 22 Cortlandt Street, 14th Floor, New York, New York 10007.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 28, 2017

Joyce Mason
Corporate Secretary

EXHIBIT A

ZEDGE, INC.

2016 STOCK OPTION AND INCENTIVE PLAN

Adopted as of May 23, 2016

(Amended and Restated on October 18, 2017)

1.       Purpose; Types of Awards; Construction.

The purpose of the Zedge, Inc. 2016 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Zedge, Inc. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as executive officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.       Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)           “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)           “Board” shall mean the Board of Directors of the Company.

(c)           “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)       any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Class B Common Stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s Class B Common Stock to the stockholders of IDT Corporation, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)      during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)           “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)            “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of awards intended to constitute performance awards, to the extent required by Code Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m) of the Code. For purposes of awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

(g)           “Company” shall mean Zedge, Inc., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)           “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, short-term disability, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) and any other personal leave approved by the Company or the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i)            “Corporate Transaction” means any of the following transactions:

(i)       a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j)            “Disability” shall mean cause for termination of a Grantee’s employment or service due to a determination that the Grantee is disabled in accordance with a long-term disability insurance program maintained by the Company or a total and permanent disability as defined in Code Section 22(e)(3).

(k)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)            “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then readily tradable on an established securities market, such value as the Committee, in its sole discretion, shall determine, provided however that such determination (A) with respect to Nonqualified Stock Options, shall be in good faith using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), and (B) with respect to Incentive Stock Options, shall be in a manner that satisfies the applicable requirements of Code Section 422.

(m)          “Grantee” shall mean a person who receives a grant of Options or Restricted Stock under the Plan.

(n)           “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(o)           “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(p)           “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(q)           “Non-Employee Director” means an independent member of the Board, as determined by the Board, who is not an employee of the Company or any Subsidiary.

(r)            “Non-Employee Director Annual Grant” shall mean an award of a number of shares of Restricted Stock as shall be equal to $50,000 based on the average closing prices of the Class B common stock on the NYSE American for the December preceding the date of grant less any portion of $50,000 that the Committee elects to pay in cash and not in shares of Restricted Stock.

(s)           “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(t)            “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(u)           “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(v)           “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(w)          “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(x)           “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y)           “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly. The term “substantial ownership interest” means the possession, directly or indirectly, of the power to direct the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(z)           “Restricted Period” shall have the meaning set forth in Section 9(b) of the Plan.

(aa)         “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(bb)        “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(cc)         “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(dd)        “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ee)         “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(ff)          “Tax Event” shall have the meaning set forth in Section 15 of the Plan.

(gg)        “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.       Administration.

(a)           The Plan shall be administered by the Committee.

(b)           The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)           All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)           The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

(e)           For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may condition the lapse of restrictions based upon the achievement of performance goals, which shall be set by the Committee on or before the applicable grant of Restricted Stock. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the grant of Restricted Stock under Section 162(m) of the Code (e.g., in determining such performance goals).

4.       Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 10 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Stock.

(a)           The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 1,041,000 (after giving effect to the stock split of the Company’s shares of common stock to be effective prior to the Company’s spinoff from IDT Corporation), subject to adjustment as provided in Section 11 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)           If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(c)           In no event may a Grantee be granted during any calendar year Options to acquire more than an aggregate of 60,000 shares of Class B Common Stock subject to adjustment as provided in Section 11 of the Plan.

6.       Terms and Conditions of Options.

(a)           OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b)           NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)           TYPE OF OPTION.  Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)           OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 of the Plan.

(e)           MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer or otherwise; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)            TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)           TERMINATION OF CONTINUOUS SERVICE. Except as expressly provided for in an applicable Option Agreement or as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of, or maintaining a director or consultant relationship with, or otherwise a service provider to, the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the Continuous Service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee or the applicable Option Agreement shall prescribe).

(h)           DEATH, DISABILITY OR RETIREMENT OF GRANTEE. Unless otherwise expressly provided for in an Option Agreement, if a Grantee shall die while providing Continuous Service or if the Grantee’s Continuous Service shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within three hundred sixty five (365) days after the death or Disability of the Grantee (or such different period as the applicable Option Agreement or the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the Continuous Service of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the applicable Option Agreement or the Committee shall prescribe).

(i)            OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.       Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)           LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)           TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible executive officer, employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)           NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)           RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)           FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 9) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)           OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 9, including the right to receive dividends with respect to such shares and to vote such shares.

(e)           ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 12 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 12. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

10.     Non-Employee Director Restricted Stock.

The provisions of this Section 10 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 10, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 10, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)           GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 10. Restricted Stock granted pursuant to this Section 10 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)           INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on quarter(s) of service following the date the Non-Employee Director was appointed as a Non-Employee Director on the next Non-Employee Director Annual Grant.

(c)           ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director who attended at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year shall receive a Non-Employee Director Annual Grant; provided, however that a Non-Employee Director first appointed during the previous calendar year shall receive only the initial grant of restricted stock as set forth in Section 10(b).

(d)           VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 10 shall be fully vested upon grant.

11.     Effect of Certain Changes.

(a)           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)           CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

12.     Corporate Transaction; Change in Control; Related Entity Disposition.

(a)           CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)           CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)           RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)           SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

13.     Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from May 23, 2016, the date the Board adopted the Plan.

14.     Transferability of Awards.

(a)           Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)           Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 15 hereof.

(c)           The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)           Each Grantee who receives an award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities. By way of example, and not limitation, Restricted Stock shall remain subject to the Insider Trading Policy after the Restricted Period.

15.     Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option or the expiration of a Restricted Period (each a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

16.     Rights as a Stockholder.

Except as provided in Section 9(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 11(a) of the Plan.

17.     No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

18.     Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

19.     Approval; Amendment and Termination of the Plan.

(a)           APPROVAL.  The Plan initially became effective when adopted by the Board on May 23, 2016 and shall terminate on the tenth anniversary of such date (except as to awards outstanding on that date). The Plan was ratified by the Company’s stockholder on May 24, 2016. The Board amended the Plan on September 29, 2016 to, among other things, (i) increase the amount of authorized shares under the Plan to 691,000 shares of Class B Common Stock and (ii) change the vesting of the Non-Employee Director Annual Grant to immediate. The Company’s stockholders ratified such amendment to the Plan on January 17, 2017.

(b)           AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

20.     Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

21.     Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 21, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
ZEDGE, INC.

January 17, 2018

Important Notice Regarding the Availability of Proxy Materials for the Zedge, Inc.
Stockholders Meeting to be Held on January 17, 2018:
The Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report are available at:

http://investor.zedge.net/

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES
AND “FOR” PROPOSALS 2, 3 AND 4.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1. Election of Directors:				2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will, among other things, (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 350,000, and (b) modify the independent, non-employee directors’ annual automatic grant of $50,000 to provide that the Compensation Committee may elect to pay any or all of such $50,000 in cash instead of restricted stock.	☐	☐	☐
NOMINEES:
Todd Feldman	☐	☐	☐
Mark Ghermezian	☐	☐	☐
Elliot Gibber	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
				3. To conduct an advisory vote on executive compensation.	☐	☐	☐
				4. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2018.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder __________________	Date: ________	Signature of Stockholder _______________	Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future ZEDGE, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ZEDGE, INC.
22 Cortlandt Street, 14th Floor, New York, New York 10007
(330) 577-3424
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 17, 2018

The undersigned appoints Michael Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Zedge, Inc. to be held at the Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007 on January 17, 2018 at 11:00 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4, LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
ZEDGE, INC.

JANUARY 17, 2018

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON – You may vote your shares in person by attending the Annual Meeting.

GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER ______________ ACCOUNT NUMBER ______________

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES
AND “FOR” PROPOSALS 2, 3 AND 4.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.Election of Directors: NOMINEES:

2.     To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will, among other things, (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 350,000, (b) modify the independent, non-employee directors’ annual automatic grant of $50,000 to provide that the Compensation Committee may elect to pay any or all of such $50,000 in cash instead of restricted stock.

					☐	☐	☐
Todd Feldman	☐	☐	☐
Mark Ghermezian	☐	☐	☐
Elliot Gibber	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
				3. To conduct an advisory vote on executive compensation.	☐	☐	☐
				4. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2018.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder _________________	Date: ________	Signature of Stockholder _________________	Date: ________

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.